UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005

                          FIRST PACTRUST BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)


      Maryland                000-49806              04-3639825
 -------------------        -------------       -------------------
    (State or other           Commission           (I.R.S. Employer
    jurisdiction             File Number         Identification No.)
 of incorporation or
    organization)


                610 Bay Blvd.
           Chula Vista, California                      91910
 -------------------------------------------         -----------
  (Address of principal executive offices)           (Zip code)



                                 (619) 691-9741
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               TABLE OF CONTENTS

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Press Release
================================================================================

Item 8.01.    Other Events.

     On February 23, 2005, First PacTrust Bancorp, Inc. (the "Company") announced that its Board of Directors had declared a cash dividend of $0.125 per share on the Company's outstanding common stock, payable on March 25, 2005 to shareholders of record at the close of business on March 11, 2005. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


              Financial Statements and Exhibits.

Item 9.01.

     (c)  Exhibits


            99.1 Press Release, dated February 23, 2005, of First PacTrust Bancorp, Inc.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST PACTRUST BANCORP, INC.

Date:  February 23, 2005           /s/ James P. Sheehy
                                   -----------------------------
                                   James P. Sheehy
                                   Executive Vice President
                                   Secretary and Treasurer

Table of Contents




                                Index to Exhibits



Exhibit Number   Description of Exhibit
--------------   -----------------------
99.1             Press release, dated February 23, 2005, of
                 First PacTrust Bancorp,  Inc.